
IDT

Investor Presentation

Sidoti Small Cap Virtual Conference

December 2022

Forward-Looking Statements

All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words “believe,” “anticipate,” “expect,” “plan,” “intend,” “estimate, “target” and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.

Financial **Strength and Growth**

Solid Balance Sheet and Increasing Profitability Powered by Growth Businesses

- $137 million in cash + current investments ($5.37 / share)[2]
- $0 debt[3]
- Net cash provided by operating activities - $53.4 MM (TTM)



Consolidated Adjusted EBITDA[1]
(in millions)
+37%
3-year CAGR 2019-2022
$30.8
$46.9
$74.5
$79.1
$85.1
2019
2020
2021
2022
TTM
Fiscal years ended July 31

IDT - Our Businesses

High-Growth, High-Margin Business Segments

National Retail Solutions
Integrated POS-based solutions tailored for independent retailers, advertisers and marketers

net2phone
Cloud communications for business

BOSS Money
International remittances and neobanking

Traditional Communications Segment

IDT Digital Payments
Mobile top-up and other non-cash digital payments

BOSS Revolution
International long-distance calling

IDT global
Wholesale voice and SMS services


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National Retail Solutions (NRS)

Our integrated cloud software and POS-based solutions enable independent retailers to operate more profitably while offering consumer packaged goods marketers unprecedented reach and insight into urban markets

NRS / The Opportunity and Product

Thoughtfully Designed for Independent Retailers

Underserved Market

POS solution purpose-built to address needs of 200K+ independent retailers in the U.S

- C-Stores
- Bodegas
- Liquor Stores
- Tobacco Shops
- Quick service restaurants and delis
- Hardware stores
- Dollar Stores

Full Suite of Software Solutions for Retailers

- Pricebook
- Inventory Management
- Store Statistics
- Loyalty Software
- Merchant App
- Vendor Management
- User Permissions
- Hardware Integration
- E-Commerce Web & App

NRS / Revenue Drivers

Multiple, High-Growth, High-Margin Recurring Revenues

Generating recurring revenue at a $71+ million annual run rate[4]

Advertising & Data
54% of Revenue

- Advertisers purchase static and video ad impressions on customer-facing screens.
- Data analytic companies, CPGs and distributors purchase transaction data.

SaaS Fees
10% of Revenue

Retailers pay a monthly software subscription fee.


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NRS PAY

Merchant Services
36% of Revenue

Retailers utilize NRS PAY, an integrated payment processing solution.

New Services

- Working capital advances
- E-commerce solutions

NRS / Robust Platform and Top Line Growth

+37% to 20,800
Active POS Terminals[5]

+66% to 11,300
Payment Processing Accounts[5]

+51% to $296
Monthly Average Recurring Revenue Per Terminal[6]



Recurring Revenue[6]
(in millions)
+107%
$8.6
$9.0
$10.0
$17.7
$17.8
1Q22
2Q22
3Q22
4Q22
1Q23



Monthly Recurring Revenue per Terminal[6]
$196
$190
$193
$316
$296
1Q22
2Q22
3Q22
4Q22
1Q23

Quarters of fiscal years ended July 31st

NRS / Adjusted EBITDA Expansion

Scalable Business Model

- Expansion driven by high growth, high margin offerings - led by advertising revenues and network expansion

Long Runway Opportunities

- Less than 10% POS TAM penetration to-date
- Further monetization of advertising inventory
- Expansion to adjacent retail verticals
- International expansion
- New platform-based offerings



Adjusted EBITDA[1]
(in millions)
+279%
1Q23 / 1Q22
$1.5
$2.2
$1.3
$7.1
$5.7
1Q22
2Q22
3Q22
4Q22
1Q23

Quarters of fiscal years ended July 31st



net2phone

Our cloud-based, unified communications and contact center solutions help businesses around the globe succeed by interacting with their consumers with enhanced intelligence and insights

A Growth and Innovation Leader Pursuing an Exceptional Market Opportunity

$70 billion

Global market opportunity by 2028 with CAGR of 13.4%[7]

"Frost & Sullivan regards net2phone as one of the fastest-growing UCaaS providers in the (LATAM) region, holding a top 8 position in terms of market share."[8]


Frost Radar™
GROWTH INDEX
net2phone
INNOVATION INDEX

net2phone / Product Offering and Go-To-Market Strategy

net2phone

Differentiated Leader in the 'Sweet Spot' of Communications as a Service


Web Calling
Video
Messaging
Voice
Contact Center
Mobile App
Analytics
Integrations
User Portals

Focus on Mid-Enterprise Markets

Unique Footprint in Global Markets

Channel Partners Drive Customer Acquisition

net2phone / Exceptional Growth & Margins

net2phone

Faster Growth than Industry Average

+26% Seat Growth[9]

+33% Subscription Revenue Growth[10]

Subscription Revenue[10] & Seats[9]



Millions
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
325
300
275
250
225
Thousands
1Q22
2Q22
3Q22
4Q22
1Q23
Subscription revenue
Seats

Quarters of fiscal years ended July 31st

net2phone / Focus on Profitable Growth

Achieved Adjusted EBITDA Profitability

Nearing cash-flow profitability even as it continues to invest over $21MM annually (TTM) in new customer acquisition



Adjusted EBITDA[1]
(in millions)
$(2.9)
$(1.9)
$(0.9)
$(0.4)
$0.3
1Q22
2Q22
3Q22
4Q22
1Q23

Quarters of fiscal years ended July 31st



Our international remittance services enable customers in the U.S. to send money to friends and family in over 50 countries.

BOSS Money | Platform

Robust Platform Driving Durable Growth

Building Out a Strategically Focused Platform

- Focus on LATAM and Africa payout networks
- Payout in 315,000 locations via 1,500 payers in 50+ countries + direct bank deposits + mobile wallets
- Omni channel including both digital (Apps & Web) and retail
- Robust compliance capabilities



Money Transfer Transactions
(in millions)
+48%
5-year CAGR
2017-2022
1.3
2.3
3.5
5.6
7.5
9.4
10.1
2017
2018
2019
2020
2021
2022
TTM

Fiscal years ended July 31st

BOSS Money | Robust Digital Platform

Superior User Digital Experience

- BOSS Money app receives superlative reviews
- User-rated 4.8 out of 5 stars in App Store
- Over 80% of customers are repeat users

Efficient Online & Offline Customer Acquisition

- Successful cross-selling to existing BOSS customers
- Sophisticated CRM campaigns
- Trust in IDT/BOSS brand
- Jonathan Mensah and Mariano Rivera - BOSS Revolution Brand Ambassadors
- Referral programs provide powerful incentives



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BOSS Money | Rapid Growth Powered by Digital Expansion

Growth Drivers

- Cross-marketing within BOSS ecosystem
- Popularity of BOSS Money app
- Money transfer added to BOSS Calling app
- Refined pricing models and capabilities
- Enhanced user and retailer experiences

Planned Initiatives - FY23 & Beyond

- Launch origination from Canada
- New corridors to Africa and Caribbean
- Expanded payout networks
- Introduction of neo-banking and wallets
- Insurance products and services
- Corporate banking offerings from IDT's Gibraltar bank



BOSS Money Revenue
(in millions)
+45%
1Q23/1Q22
$12.1
$12.0
$15.1
$16.4
$17.6
1Q22
2Q22
3Q22
4Q22
1Q23

Quarters of fiscal years ended July 31st



IDT DIGITAL PAYMENTS

Our customers rely on us to purchase and send digitized offerings to friends and family globally. Whether the value is embedded in mobile top-up airtime and data bundles, or digitized gifting, we strive to make the transfer process affordable, frictionless and enjoyable.

Mobile Top-Up | Growth Fueled by Demand for Data

IDT DIGITAL PAYMENTS

Growth Drivers

Data-centric bundles
Global demand for Internet access driving demand for data-centric packages

Regional Momentum
Investing in high growth corridors: Africa and the Caribbean

Geographic Expansion Opportunities
Canada, UK, Spain, Germany and beyond

Voucher Market
Connect lifestyle product merchants and customers globally

Multi-Year Revenue Expansion

(in millions)



+16%
5-year CAGR 2017-2022
$220.8
$254.8
$272.9
$334.4
$461.6
$473.2
$453.8
2017
2018
2019
2020
2021
2022
TTM

Fiscal years ended July 31st

Beyond Mobile Top-Up | A Global Value Transfer Strategy



Content & Gaming
eGIfts Regional Brands
eGIfts Global Brands
Airtime & Data
Global Value Hub
Open API
IDT Ecosystem
Fintech & Wallets
Rewards & Loyalty
Banks & Neo Banks
Super Apps
MTOs
Developer Community
Retail Networks
Boss Revolution Stores
Boss Revolution Apps
Boss Revolution Website
Boss Revolution Kiosks
NRS Stores
Red Chapina MTOs

A **Global Portfolio of Lifestyle Value Added Services**, all delivered in real-time via our secure platform, direct to the recipient's phone.



BOSS REVOLUTION

IDT global

Legacy Communications Businesses

Our BOSS Calling and IDT Global carrier services both participate in the international paid-minute voice communications market generating robust cash-flows

Offerings in the Paid-Minute Communications Market

A Market Leader in International Long Distance Calling Services

BOSS REVOLUTION

International calling serving ~3MM customers

$368 MM

TTM Revenue[11]

IDT global

Voice & SMS Services

Terminates & manages international voice traffic and SMS through direct connections to 156 countries

$265 MM

TTM Revenue[11]

IDT

Consolidated

IDT - Leveraging traditional businesses to invest in growth

Revenue
1Q23 / 1Q22

+51% Growth Segments

-20% Traditional Communications Segment

Consolidated Adjusted EBITDA[1]
by reporting segment



+33%
1Q23 / 1Q22
Millions
$25
$20
$15
$10
$5
$0
-$5
1Q22
2Q22
3Q22
4Q22
1Q23
Traditional Communications & Corporate Overhead
Growth Segments

Quarters of fiscal years ended July 31st

Committed to **Continued Value Creation**

2009

$54 MM

Market cap at first spin-off

$765 MM[12]

+

Market caps of 5 SpinCos[13]

$2.7 B

+

Dividends paid by IDT and SpinCos

≅$210 MM

From $54 million to $3.7 BILLION

Thank You

invest@idt.net

Footnotes

(1) Throughout this presentation, Adjusted EBITDA is a Non-GAAP measure intended to provide useful information that supplements IDT's or the relevant segment's results in accordance with GAAP. Please refer to the Non-GAAP Reconciliation at the end of this presentation for an explanation of these terms and their respective reconciliations to the most directly comparable GAAP measure.

(2) As of October 31, 2022. Cash + current investments includes unrestricted cash and cash equivalents, debt securities and current equity investments.

(3) As of October 31, 2022.

(4) Revenue for 1QFY2023, the three months ended October 31, 2022, annualized (x4). Revenue percentages are based on 1QFY2023 recurring revenues.

(5) Active POS Terminals and Payment Processing Accounts are as of October 31, 2022.

(6) NRS' recurring revenue is the aggregate of NRS Advertising & Data, Merchant Services and SaaS Fee revenues. Recurring revenue excludes the one time revenue from the sale of NRS terminals. Monthly Average Recurring Revenue per Terminal is a financial metric aggregating the revenue of NRS Advertising & Data, Merchant Services and SaaS Fees divided by the average number of active terminals operating during 1QFY23, (the three months ended October 31, 2022). The percentage increase is 1QFY2023 compared to 1QFY2022.

Footnotes, continued

(7) Fortune Business Insights, "Unified Communication as a Service (UCaaS) Market Size, Share & COVID-19 Impact Analysis and Regional Forecast, 2021-2028"

(8) Frost & Sullivan. "Frost RadarTM: Unified Communications as a Service Market in Latin America and the Caribbean, 2022"

(9) net2phone seats are seats served at October 31, 2022 compared to seats served at October 31, 2021.

(10) net2phone subscription revenue excludes equipment (phone) sales and revenue generated by a legacy SIP trunking offering in Brazil. Subscription revenue percentage increases are 1QFY2023 compared to 1QFY2022.

(11) Twelve months ended October 31, 2022

(12) Market cap based on share price at market close on December 6, 2022.

(13) Market capitalizations of IDT, IDW Media Holdings, Genie Energy Ltd., Zedge, and Rafael Holdings at market close on December 6, 2022 plus $2.34 billion for Straight Path Communications, which was sold to Verizon for net proceeds of that amount in 2018.

Non-GAAP Reconciliation

Non-GAAP Reconciliation

IDT's Adjusted EBITDA is a non-GAAP measure. Generally, a non-GAAP measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP).

Management believes that IDT's Adjusted EBITDA provides useful information to both management and investors by excluding certain expenses and non-routine gains and losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strength in its financial and operational decision making. Management also uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported Adjusted EBITDA and believes this measure is commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting.

Management refers to Adjusted EBITDA, as well as the GAAP measures income (loss) from operations and net income on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or capitalized in prior periods. IDT's Adjusted EBITDA, which is exclusive of depreciation and amortization, is a useful indicator of its current performance.

Severance expense is excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

Non-GAAP Reconciliation, continued

Other operating (expense) gain, net, which is a component of income (loss) from operations, is excluded from the calculation of Adjusted EBITDA. Other operating (expense) gain, net includes accruals for non-income related taxes related to one of IDT's foreign entities, a gain from the sale of IDT's rights under a class action lawsuit, expense for the indemnification of a net2phone cable telephony customer related to patent infringement claims brought against the customer, legal fees net of insurance claims related to Straight Path Communications Inc.'s stockholders' putative class action and derivative complaint, gains from the write-offs of a contingent consideration liabilities, and gains on sales of certain assets. From time-to-time, IDT may have gains or incur costs related to non-routine legal and tax matters, and write-off of assets, however, these various items generally do not occur each quarter. IDT believes the gain and losses from these non-routine matters are not components of IDT's or the relevant segment's core operating results.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities, net income (loss), or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following is a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measures, which is income (loss) from operations for IDT's reportable segments and net income attributable to IDT on a consolidated basis.

IDT

Reconciling Net Income to Adjusted EBITDA
for IDT Consolidated
(USD in thousands)

	FY 2019	FY 2020	FY 2021	FY 2022	1Q23 TTM
Net income attributable to IDT Corporation	134	21,430	96,475	27,028	40,508
Adjustments:					
Net income (loss) attributable to noncontrolling interests	196	(12)	416	1,977	3,397
Net income	330	21,418	96,891	29,005	43,905
Provision for (benefit from) income taxes	123	(3,700)	(31,667)	5,878	10,301
Income before income taxes	453	17,718	65,224	34,883	54,206
Interest (income), net	(776)	(1,043)	(318)	(146)	(642)
Other (income) expense, net	(682)	1,267	(7,916)	25,352	12,978
(Loss) income from operations	(1,005)	17,942	56,990	60,089	66,542
Depreciation and amortization	22,632	20,406	17,764	18,115	18,459
Severance expense	1,438	3,503	452	116	178
Other operating expense (gain), net	7,726	5,063	(731)	826	(62)
Adjusted EBITDA	30,791	46,914	74,475	79,146	85,117

Reconciling Income from Operations to Adjusted EBITDA
for NRS
(USD in thousands)

	1Q22	2Q22	3Q22	4Q22	1Q23
Income from operations	1,347	2,058	1,078	6,725	5,231
Depreciation and amortization	160	183	207	355	478
Adjusted EBITDA	1,507	2,241	1,285	7,080	5,709

Reconciling Loss from Operations to Adjusted EBITDA
for net2phone
(USD in thousands)

	1Q22	2Q22	3Q22	4Q22	1Q23
Loss from operations	(4,193)	(2,866)	(2,256)	(1,817)	(1,056)
Depreciation and amortization	1,328	1,260	1,343	1,443	1,352
Other operating (gain), net		(293)			
Adjusted EBITDA	(2,865)	(1,899)	(913)	(374)	296

FINANCIALS • **Non-GAAP Reconciliation - Slide 25**

Reconciling (Loss) Income from Operations to Adjusted EBITDA
for Reporting Segments
(USD in thousands)

	1Q22	2Q22	3Q22	4Q22	1Q23
Growth					
(Loss) income from operations	(4,441)	(3,079)	(2,290)	2,999	5,686
Depreciation and amortization	1,997	1,977	2,128	2,408	2,451
Severance expense	38	22	-	-	-
Other operating gain, net	-	(293)	(13)	(7)	(1,598)
Adjusted EBITDA	(2,406)	(1,373)	(175)	5,400	6,539
Traditional Communications & Corporate Overhead					
Income from operations	18,219	16,893	15,619	16,170	14,539
Depreciation and amortization	2,449	2,401	2,380	2,374	2,338
Severance expense	-	8	-	49	100
Other operating expense, net	88	735	191	125	798
Adjusted EBITDA	20,756	20,037	18,190	18,718	17,775